                                                                    EXHIBIT 10.2


                               WARRANT AGREEMENT


          WARRANT AGREEMENT ("Agreement"), dated as of January 19, 1998, by and among GEMSTAR INTERNATIONAL GROUP LIMITED, a British Virgin Islands corporation (the "Company"), [*], a Delaware corporation ([*]), and [*], a Delaware limited liability company ([*] and together with [*], the "Initial Registered Holders," and, collectively, with their permitted assignees, the "Registered Holders").

          WHEREAS, the Company, [*] and certain other entities are parties to that certain Joint Venture Formation and Stockholders Agreement, dated as of January 19, 1998, relating to the formation and operation of Interactive Prevue Guide, Inc., a Delaware corporation (the "Joint Venture"); and

          WHEREAS, in connection with the [*], the Company has agreed to grant to each of the Registered Holders warrants (together with any replacement or substitute warrant hereunder, each, a "Warrant" and, collectively, the "Warrants") to purchase in the aggregate for each Registered Holder [*] shares (as adjusted pursuant to Section 6.1) of the fully paid and nonassessable Common Stock of the Company (each such term as defined herein) (the "Shares") at a purchase price equal to the applicable [*] (as defined herein) and on the terms and subject to the conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   SECTION I

     1.1  Certain Definitions.  As used in this Agreement, the following terms
          -------------------
have the meanings specified below:

          "Affiliate" means, when used with respect to a specified Person,
           ---------
another Person that directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of the foregoing, the term "controls" (including the
                                                    --------
correlative meanings "controlled by" or under "common control with") means the
                      -------------            -------------------
possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "Close of Business" means 5:00 p.m. local time in the City of New
           -----------------
York, New York.

__________
[*] Confidential Treatment Requested.

          "Closing Price" of a share of Common Stock on any Trading Day means
           -------------
(i) the last reported sales price, regular way, for such Trading Day as reported on the principal national securities exchange on which the Common Stock is listed or admitted for trading or (ii) if the Common Stock is not listed or admitted for trading on any national securities exchange, the last reported sales price, regular way, for such Trading Day as reported on the National Market tier of The Nasdaq Stock Market or, if the Common Stock is not quoted on such National Market tier, the average of the highest bid and lowest asked prices on such Trading Day as reported on The Nasdaq Stock Market, or (iii) if the Common Stock is not listed or admitted to trading on any national securities exchange or The Nasdaq Stock Market, the average of the highest bid and lowest asked prices on such Trading Day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization.

          "Common Stock" means the Ordinary Shares of the Company as they exist
           ------------
on the date of this Agreement, any securities of the Company into or for which such Common Stock may hereafter be changed, converted or exchanged, and, where appropriate, the other securities or property (including cash) acquirable upon exercise of a Warrant following the happening of certain events as provided herein.

          "Company" means Gemstar International Group Limited, a British Virgin
           -------
Islands corporation, and any successor (by merger, consolidation, transfer or otherwise) to all, or substantially all, of its business and assets.

          "Convertible Securities" means any or all options, warrants,
           ----------------------
securities and rights which are convertible into or exercisable or exchangeable for Common Stock at the option of the holder thereof, or which otherwise entitle the holder thereof to subscribe for, purchase or otherwise acquire Common Stock.

          "Current Market Price", on the Determination Date for any issuance of
           --------------------
rights or warrants or any distribution in respect of which the Current Market Price is being calculated, shall mean the average of the daily Closing Prices of the Common Stock for the shortest of:

               (i) the period of 30 consecutive Trading Days commencing 45 Trading Days before such Determination Date;

               (ii) the period commencing on the date next succeeding the first public announcement of the issuance of rights or warrants or the distribution in respect of which the Current Market price is being calculated and ending on the last full Trading Day before such Determination Date; and

               (iii) the period, if any, commencing on the date next succeeding the Ex-Dividend Date with respect to the next preceding issuance of rights or warrants or distribution for which an adjustment is required by the provisions of clause (iv) of the first sentence of Section 6.1(a), Section 6.1(b) or
Section 6.1(c), and ending on the last full Trading Day before such Determination Date.

     If the record date for an issuance of rights or warrants or a distribution for which an adjustment is required by the provisions of clause (iv) of the first sentence of Section 6.1(a), Section 6.1(b) or Section 6.1(c) (the "preceding adjustment event") precedes the record date for the issuance or distribution in respect of which the Current Market Price is being calculated and the Ex-Dividend Date for such preceding adjustment event is on or after the Determination Date for the issuance or distribution in respect of which the Current Market Price is being calculated, then the Current Market Price shall be adjusted by deducting therefrom the fair market value (on the record date for the issuance or distribution in respect of which the Current Market Price is being calculated), as determined in good faith by the Board of Directors, of the capital stock, rights, warrants, assets or evidences of indebtedness issued or distributed in respect of each share of Common Stock in such preceding adjustment event. Further, in the event that the Ex-Dividend Date (or in the case of a subdivision, combination or reclassification, the effective date with respect thereto) with respect to a dividend, subdivision, combination or reclassification to which clauses (i), (ii), (iii) or (v) of the first sentence of Section 6.1(a) applies occurs during the period applicable for calculating the Current Market Price, then the Current Market Price shall be calculated for such period in a manner determined in good faith by the Board of Directors to reflect the impact of such dividend, subdivision, combination or reclassification on the Closing Prices of the Common Stock during such period.

          "Determination Date" for any issuance of rights or warrants or any
           ------------------
distribution to which Section 6.1(b) or Section 6.1(c) applies shall mean the earlier of (i) the record date for the determination of stockholders entitled to receive the rights or warrants or the distribution to which such Section applies and (ii) the Ex-Dividend Date for such right, warrants or distribution.

          "Ex-Dividend Date" shall mean the date on which "ex-dividend" trading
           ----------------
commences for a dividend, an issuance of rights or warrants or a distribution to which any of Section 6.1(a), Section 6.1(b) or Section 6.1(c) applies in the over-the-counter market or on the principal exchange on which the Common Stock is then quoted or listed.

          "Exercise Date" means, in connection with any exercise of a Warrant,
           -------------
the date as of which all of the requirements of the first sentence of Section 3.2(a) have first been satisfied with respect to such Warrant exercise.

          "Fair Market Value", for purposes of Section 2.1(b), shall be
           -----------------
calculated in the manner provided in 16 C.F.R. (S)801.10(a) and (S)801.10(c)(i).

          "Ordinary Shares" means the Ordinary Shares, par value $.01 per share,
           ---------------
of the Company.

          "Person" means any individual, firm, corporation, partnership, limited
           ------
liability company, trust, joint venture, governmental agency or authority or other entity and shall include any successor (by merger or otherwise) of such entity.

          "SEC" means the Securities and Exchange Commission and any successor
           ---
to the functions of the Securities and Exchange Commission.

          [*] means [*], a Delaware corporation, and any successor (by merger, consolidation, transfer or otherwise) to all, or substantially all, of its business and assets.

          "Trading Day" means a day on which the principal national securities
           -----------
exchange on which the Common Stock is listed or admitted to trading, or The Nasdaq Stock Market, as applicable, if the Common Stock is not listed or admitted to trading on any national securities exchange, is open for the transaction of business (unless such trading shall have been suspended for the entire day) or, if the Common Stock is not listed or admitted to trading on any national securities exchange or The Nasdaq Stock Market, any Business Day.

          "[*]" means that certain [*] Agreement, dated as of January 19, 1998,
           ---
among the Company, [*] and certain stockholders of the Company.

     1.2  Additional Definitions.
          ----------------------

Agreement                                        Preamble
Company SEC Documents                            4.1(a)(v)
Exchange Act                                     4.1(a)(i)
Exercise Period                                  3.1
Exercise Price                                   3.2(b)
Expiration Date                                  3.1
Extraordinary Cash Dividend                      6.1(c)
HSR Act and Rules                                2.1(c)
Initial Registered Holders                       Preamble
Initial Vesting Condition                        2.1(b)
Initial Vesting Date                             2.1(b)
Initial Warrants                                 2.1(a)
Initial Warrant Exercise Price                   3.2(b)
Issue Date                                       7.5
Joint Venture                                    Preamble
Outside Date                                     2.1(c)
Preference Shares                                4.1(a)(ii)
Qualifying Shares                                4.1(a)(v)
Registered Holders                               4.1(a)(v)
Rights                                           Preamble
Second Vesting Condition                         2.1(c)
Second Vesting Date                              2.1(c)
Second Warrant Exercise Price                    3.2(c)
Second Warrants                                  2.1(a)
Securities Act                                   4.1(a)(v)
Shares                                           4.1(a)(v)
[*]                                              7.3(c)
[*]                                              Preamble
Warrant                                          Preamble

__________
[*] Confidential Treatment Requested.

     1.3  Terms Generally.  The definitions in Sections 1.1 and 1.2 shall apply
          ---------------
equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Sections and Exhibits shall be deemed references to Sections of, and Exhibits to, this Agreement unless the context shall otherwise require. Unless the context shall otherwise require, any references to any agreement or other instrument or statute or regulation are to it as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provisions). Any reference in this Agreement to a "day" or number of "days" (without the explicit qualification of "Business") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice shall be deferred until, or may be taken or given on, the next Business Day. All references to "dollar", "$" or any variant thereof in this Agreement means United States dollars.

                                  SECTION II

     2.1  Issuance of Warrants; Form of Warrant.
          -------------------------------------

          (a) On the date hereof, the Company will issue and deliver to each Initial Registered Holder its Warrants, which shall be in the form of Exhibit A (the "Initial Warrant") and Exhibit B (the "Second Warrant"), respectively.

          (b) The Initial Warrants of the Registered Holders will vest and first become exercisable on such date (the "Initial Vesting Date") as of which [*] and [*] first beneficially own in the aggregate, directly and/or indirectly through their respective subsidiaries, shares of Common Stock with an aggregate Fair Market Value of at least [*] but in any event [*] (the "Initial Vesting Condition"), provided that the Initial Vesting Condition has been satisfied by no later than the Close of Business on the [*] day following [*]. If the Initial Vesting Condition has not been met by the Close of Business on the [*] day following [*], then this Agreement shall terminate and have no force or effect, and the Company shall have no further obligations, and the Registered Holders shall possess no rights, hereunder. If the Initial Vesting Condition has been met as of such time and date, then the shares of Common Stock beneficially owned by [*] and [*] when the Initial Vesting Condition has been satisfied shall constitute Qualifying Shares for purposes of Section 7.5.

          (c) The Second Warrants of the Registered Holders will vest and first become exercisable on the date (the "Second Vesting Date") as of which [*] and [*] first beneficially own, consistent with and not in breach of their covenants in [*], in the aggregate, directly or indirectly through their respective subsidiaries, [*] shares of Common Stock (the "Second Vesting Condition"), provided that the Second Vesting Condition has been satisfied by no later than the Close of Business on the [*] day following the expiration or termination of the [*], provided, further, however, that
                        --------  -------  -------
__________________
[*] Confidential Treatment Requested.

if [*] and/or [*] as applicable has filed a Notification and Report Form with respect to the acquisition of shares of Common Stock pursuant to the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, and the rules and regulations thereunder ("HSR Act and Rules") on or before the [*] day following the expiration or termination of the [*], then the date by which the Second Vesting Condition must be satisfied shall be extended to the 30th day following the expiration or early termination of the waiting period for such acquisition pursuant to the HSR Act and Rules (the "Outside Date"). If the Second Vesting Condition has not been met as of the Outside Date, then this Agreement shall terminate and have no force or effect and the Company shall have no further obligations, and the Registered Holders shall possess no rights, hereunder. If the Second Vesting Condition has been met as of the Close of Business on the Outside Date, then such [*] shares of Common Stock shall be "Qualifying Shares" for purposes of Section 7.5. The Second Vesting Condition may not be satisfied in whole or in part with shares of Common Stock acquired upon exercise of the Warrant.

          (d) The Warrants shall be executed on behalf of the Company by the manual or facsimile signature of the President or other authorized officer of the Company, under its corporate seal, affixed or in facsimile, attested by the manual or facsimile signature of the Secretary or an Assistant Secretary of the Company.

                                  SECTION III

     3.1  Exercise Period.  Each of the Warrants shall be exercisable, in whole
          ---------------
or in part, at any time and from time to time, during the period beginning on
(i) in the case of the Initial Warrants, the Initial Vesting Date and ending, subject to earlier termination in accordance with Section 2, at the Close of Business on the third anniversary of the Initial Vesting Date and (ii) in the case of the Second Warrants, the Second Vesting Date and ending at the Close of Business on the third anniversary of the Second Vesting Date (or, in either case, if such day is not a Business Day, the immediately succeeding Business
Day) (each such period, an "Exercise Period" and the date on which the applicable Exercise Period expires, the "Expiration Date").

     3.2  Method of Exercise; Payment; Issuance of New Warrants.
          -----------------------------------------------------

          (a) Each Warrant may be exercised by the Registered Holder, in whole or in part, by the surrender of the Warrant (with the notice of exercise in the form of Exhibit 1 thereto duly executed) at the principal office of the Company and by the payment to the Company of an amount, in cash or by certified or bank cashier's check, equal to the Exercise Price multiplied by the number of Shares then being purchased. Subject to Section 7.5, within ten (10) days after the Exercise Date, the Company shall cause to be issued and delivered to or upon the written order of the Registered Holder, and in such name or names as the Registered Holder may designate, a certificate for the Shares so purchased and, unless such Warrant has been fully exercised or has expired, a new Warrant representing the portion of the Shares, if any, with respect to which such Warrant shall not then have been exercised. Such certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become the

__________
[*] Confidential Treatment Requested.

holder of record of such Shares, and shall possess all rights of a stockholder with respect to such Shares, as of the Exercise Date.

          (b) The initial exercise price of the Initial Warrants (as the same may be adjusted from time to time pursuant to Section 6.1, the "Initial Warrant Exercise Price") with respect to each share of Common Stock shall be equal to [*].

          (c) The initial exercise price of the Second Warrants (as the same may be adjusted from time to time pursuant to Section 6.1, the "Second Warrant Exercise Price" and, together with the Initial Warrant Exercise Price, the "Exercise Price") with respect to each share of Common Stock shall be equal to [*].

                                  SECTION IV

     4.1  Representations and Warranties of the Company; Certain Covenants.
          ----------------------------------------------------------------

          (a) The Company represents and warrants to each of the Registered Holders that as of December 31, 1997:

               (i)  Organization and Standing.  The Company (x) is a corporation
                    -------------------------
duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified or licensed to do business and in good standing in each jurisdiction in which the failure to be so qualified or licensed and in good standing (individually or in the aggregate) would have a material adverse effect on the Company, and (y) has all requisite corporate power and authority necessary to enable it to carry on its business as now conducted, to enter into this Agreement, to issue the Warrants and to carry out the transactions contemplated hereby and thereby. True and accurate copies of the Company's Amended and Restated Articles of Association and Amended and Restated Memorandum of Association, each as amended and as currently in effect, have been made available to the Initial Registered Holders through the Company's filings with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") prior to December 31, 1997, and such documents constitute all of the constitutive or governing documents of the Company.

               (ii) Capitalization.  The authorized capital of the Company is,
                    --------------
as of the date hereof, and will be, as of the Effective Date, $5,500,000, consisting of one class and series of Ordinary Shares divided into 500,000,000 shares of $.01 par value, and one class and series of Preference Shares divided into 50,000,000 shares of $.01 par value ("Preference Shares"). The rights, privileges and preferences of the Ordinary Shares and Preference Shares are as stated in the Company's Amended and Restated Memorandum of Association. As of December 31, 1997, there were issued and outstanding 48,228,588 Ordinary Shares, no Preference Shares and no other shares of capital stock. All such issued and outstanding Ordinary Shares and Preference Shares have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable state and federal securities laws. As of December 31, 1997, there were no outstanding options, warrants or other rights to purchase or otherwise acquire equity securities of the Company, securities convertible into or exchangeable for equity securities of the Company, options, warrants or other rights to purchase

__________
[*] Confidential Treatment Requested.

or otherwise acquire any such convertible or exchangeable securities, or agreements to issue or grant any of the foregoing (collectively, "Rights"), other than those set forth on Schedule 4.1. Since December 31, 1997, the Company has not issued any additional Ordinary Shares (except upon exercise of outstanding Rights listed on Schedule 4.1), Preference Shares or other capital stock and the Company has not issued or granted any Rights (except as set forth on Schedule 4.1). All Rights listed on Schedule 4.1 have been duly authorized and validly issued, are fully paid and nonassessable (except as to the payment of any exercise price for the underlying securities) and were issued in compliance with all applicable state and federal securities laws. To the best knowledge of the Company, other than the Voting Agreement, there are no voting trusts, voting agreements, irrevocable proxies or other agreements or understandings with respect to any voting shares of capital stock of the Company. The Company has reserved: (i) 9.1 million Ordinary Shares for issuance to employees, officers, directors, consultants and agents of the Company pursuant to any employee or consultant stock offering, plan or arrangement approved by the Board of Directors of the Company (all of which are set forth on Schedule 4.1) and (ii) and approximately 1.2 million Ordinary Shares for issuance upon exercise of the Warrants. Except as set forth above in this
Section 4.1(a)(ii), no shares of capital stock or other securities of the Company were issued, reserved for issuance or outstanding as of December 31, 1997. Other than the Rights listed on Schedule 4.1, there are no preemptive rights, rights of first refusal, participation rights or other similar rights currently outstanding or in effect to purchase any of the authorized but unissued capital stock or treasury stock of the Company.

               (iii) Authorization.  All corporate action on the part of the
                     -------------
Company and its officers, directors and shareholders necessary for the authorization, execution and delivery of, and the performance of all obligations of the Company under, this Agreement and, upon issuance in accordance with the terms of this Agreement, the Warrants, and for the authorization, issuance and delivery of the Warrants and of the Shares issuable upon exercise of the Warrants has been taken. This Agreement has been duly executed and delivered by the Company, and this Agreement constitutes, and the Warrants when issued and delivered in accordance with the terms of this Agreement shall constitute, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to: (x) judicial principles respecting election of remedies or limiting the availability of specific performance, injunctive relief and other equitable remedies; and (y) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights.

               (iv)  No Conflicts.  The execution and delivery by the Company of
                     ------------
this Agreement and the Warrants and the performance by the Company of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with, result in any violation of or default (with or without notice or lapse of time or both) under, give rise to a right of termination, cancellation or acceleration or any material obligation or to the loss of any material benefit under or result in or require the creation, imposition or extension of any lien, security interest, restriction or other encumbrance upon any of the Company's properties or assets (other than those imposed under this Agreement or the Warrants) under (i) any oral or written contract, indenture, mortgage, lease, deed, commitment, agreement, arrangement or legally binding understanding or instrument, (ii) any provision of its constitutive or governing documents or (iii) any law, statute, ordinance, rule, regulation, judgment, order, decree or arbitral award, except for any such conflicts, violations, defaults, rights, obligations or losses that, individually or in the aggregate, would not have a material adverse effect on the Company or its ability to consummate the transactions contemplated under this Agreement or the Warrants.

               (v)  SEC Filings.  The Company has filed all required reports,
                    -----------
schedules, forms, statements and other documents with the SEC since December 31, 1996 (as such documents have been amended prior to the date hereof, the "Company SEC Documents"). As of their respective dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Documents. None of the Company SEC Documents contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by a later Company SEC Document.

          (b)  Reservation of Shares; Stock Fully Paid; Validity of Stock and
               --------------------------------------------------------------
Warrants.  The Shares, when issued upon exercise of the Warrants, shall be duly
--------
authorized, validly issued, fully paid, nonassessable, and free from all taxes (other than income taxes with respect to dividends or distributions thereon and taxes arising from the disposition thereof), liens, charges, security interests, restrictions and other encumbrances (except restrictions set forth in this Agreement or otherwise imposed under applicable securities laws). The Company will at all times during each applicable Exercise Period reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock, or its authorized and issued Common Stock held in treasury, for the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of Warrants, the full number of Shares deliverable upon the exercise of all outstanding Warrants. Before taking any action which would cause an adjustment pursuant to Section 6 reducing any applicable Exercise Price below the then par value (if any) of the Shares issuable upon exercise of the Warrants, the Company will take any corporate action that may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Shares at the Exercise Price as so adjusted.

          (c)  No Impairment. The rights granted to the Registered Holders
               -------------
hereunder do not in any way conflict with and are not inconsistent with the rights granted to a registered holder of the Company's securities under any other agreements, except such rights that have been waived. The Company will not, by amendment of its Articles of Association or Memorandum of Association, or through reorganization, consolidation, merger, dissolution, issuance or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holders under this Agreement and the Warrants against wrongful impairment. Without limiting the generality of the foregoing, the Company: (i) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Shares upon the exercise of the Warrants; and (ii) will not on or after the date hereof enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Registered Holders under this Agreement or which otherwise conflicts with the provisions hereof.

          (d)  Taxes.  The Company shall pay any and all issue, documentary
               -----
stamp or other taxes (other than applicable income taxes) that may be payable in respect of any issuance or delivery of Shares. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of Shares in a name other than that of a Registered Holder, and no such issuance or delivery shall be made unless and until the Person to which issuance and delivery is to be made has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

                                   SECTION V

     5.1  Representations and Warranties of the Registered Holders.  Each
          --------------------------------------------------------
Initial Registered Holder, as to itself only, hereby makes the following representations and warranties for the benefit of the Company:

          (a)  Authorization.  All corporate action on the part of such Initial
               -------------
Registered Holder that is necessary for the execution, delivery and performance by such Initial Registered Holder of its obligations under this Agreement has been taken. This Agreement has been duly executed and delivered by such Initial Registered Holder, and this Agreement constitutes the legal, valid and binding obligation of such Initial Registered Holder, enforceable against it in accordance with its terms, subject to: (i) judicial principles respecting election of remedies or limiting the availability of specific performance, injunctive relief and other equitable remedies; and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights.

          (b)  Restrictions under Securities Laws.  Such Initial Registered
               ----------------------------------
Holder is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act. The Warrants and, if exercised, the Shares are being acquired by such Initial Registered Holder for its own account for investment and not with a view to the public distribution or resale thereof. Such Initial Registered Holder understands that the Warrants and Shares have not been registered under the Securities Act or any state securities or blue sky laws, by reason of their issuance in a transaction exempt from the registration requirements thereunder and may not be resold unless the subsequent disposition thereof is registered thereunder or is exempt from registration thereunder.

                                   SECTION VI

     6.1  Adjustment of Exercise Price and Number of Shares Purchasable.  The
          -------------------------------------------------------------
Exercise Prices of the Initial Warrants and the Second Warrants and the number of Shares purchasable upon the exercise of each Warrant are subject to adjustment from time to time as set forth in this Section 6.1.

          (a)  In case the Company shall at any time after the date of this
Agreement: (i) pay a dividend on the Common Stock in shares of Common Stock,
(ii) subdivide the outstanding shares of Common Stock into a greater number of shares, (iii) combine the outstanding shares of Common Stock into a smaller number of shares, (iv) pay a dividend on the Common Stock in shares of its capital stock (other than Common Stock), or (v) issue any shares of its capital stock by reclassification of the shares of Common Stock (other than any reclassification by way of merger or binding share exchange that is subject to
Section 6.1(h)), the Exercise Price, and the number and kind of Shares receivable upon exercise, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any Warrant exercised after such time shall be entitled to receive the aggregate number and kind of Shares which, if such Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur. Subject to Section 6.1(f), for a dividend or distribution, the adjustment shall become effective immediately after the record date for the dividend or distribution, and for a subdivision, combination or reclassification, the adjustment shall become effective immediately after the effective date of the subdivision, combination or reclassification.

          (b) In case the Company shall issue rights or warrants to all holders of Common Stock entitling them (for a period expiring within 45 days after the record date for the determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock (or Convertible Securities) at a price per share (or having a conversion price per share, after adding thereto an allocable portion of the exercise price of the right or warrant to purchase such Convertible Securities, computed on the basis of the maximum number of shares of Common Stock issuable upon conversion of such Convertible Securities) less than the Current Market Price per share on the Determination Date, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate initial conversion price of the Convertible Securities so offered, after adding thereto the aggregate exercise price of the rights or warrants to purchase such Convertible Securities) to holders of Common Stock (and to holders of Convertible Securities referred to in the following paragraph if the distribution to which this Section 6.1(b) applies is also being made to such holders) would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock so offered for subscription or purchase (or into which the Convertible Securities so offered are initially convertible). The adjustment contemplated by this Section 6.1(b) shall be made successively whenever any such rights or warrants are issued and shall become effective immediately after the close of business on such record date; however, to the extent that shares of Common Stock (or Convertible Securities) have not been issued when such rights or warrants expire (or, in the case of rights or warrants to purchase Convertible Securities which have been exercised, if all of the shares of Common Stock issuable upon conversion of such Convertible Securities have not been issued prior to the expiration of the conversion right thereof), the Exercise Price shall be readjusted (but only with respect to Warrants exercised after such expiration) to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares (or Convertible Securities) actually issued upon the exercise of such rights or warrants (or the conversion of such Convertible Securities).

          For purposes of this Section 6.1(b) the number of shares of Common Stock outstanding on any record date shall be deemed to include the maximum number of shares of Common Stock the issuance of which would be necessary to effect the full exercise, exchange or conversion of all Convertible Securities outstanding on such record date which are then exercisable, exchangeable or convertible at a price (before giving effect to any adjustment to such price for the distribution to which this Section 6.1(b) is being applied) equal to or less than the Current Market Price per share of Common Stock on the applicable Determination Date, if all of such Convertible Securities were deemed to have been exercised, exchanged or converted immediately prior to the opening of business on such record date. In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined by the Board of Directors of the Company. Shares of Common Stock owned by or held for the account of the Company or any majority owned subsidiary shall not be deemed outstanding for the purpose of any computation under this Section 6.1(b).

          (c) In case the Company shall distribute to all holders of Common Stock evidences of its indebtedness or assets or subscription rights or warrants (excluding (x) dividends or distributions referred to in Section 6.1(a) and distributions of rights or warrants referred to in Section 6.1(b) and (y) cash dividends or other cash distributions, unless such cash dividends or cash distributions are Extraordinary Cash Dividends), the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date multiplied by the Current Market Price on the Determination Date, less the fair market value (as determined by the Board of Directors of the Company) on such record date of the evidences of indebtedness, assets, subscription rights or warrants to be distributed to the holders of Common Stock (and to the holders of Convertible Securities referred to below if the distribution to which this Section 6.1(c) applies is also being made to such holders), and of which the denominator shall be the number of shares of Common Stock outstanding on such record date multiplied by such Current Market Price. For purposes of this Section 6.1(c), the number of shares of Common Stock outstanding on any record date shall be deemed to include the maximum number of shares of Common Stock the issuance of which would be necessary to effect the full exercise, exchange or conversion of all Convertible Securities outstanding on such record date which are then exercisable, exchangeable or convertible at a price (before giving effect to any adjustment to such price for the distribution to which this Section 6.1(c) is being applied) equal to or less than the Current Market Price per share of Common Stock on the applicable Determination Date, if all of such Convertible Securities were deemed to have been exercised, exchanged or converted immediately prior to the opening of business on such record date.

          For purposes of this Section 6.1(c), the term "Extraordinary Cash Dividend" shall mean any cash dividend with respect to the Common Stock the amount of which, together with the aggregate amount of cash dividends on the Common Stock to be aggregated with such cash dividend in accordance with the following provisions of this paragraph, equals or exceeds the threshold percentage set forth below in the following sentence. If, upon the date prior to the Ex-Dividend Date with respect to a cash dividend on Common Stock, the aggregate of the amount of such cash dividend together with the amounts of all cash dividends on the Common Stock with Ex-Dividend Dates occurring in the 365 consecutive day period ending on the date prior to the Ex-Dividend Date with respect to the cash dividend to which this provision is being applied (other than any such other cash dividends with Ex-Dividend Dates occurring in such period for which a prior adjustment to the Exercise Price was previously made under this Section 6.1(c)) equals or exceeds on a per share basis [*] of the average of the Closing Prices during the period beginning on the date after the first such Ex-Dividend Date in such period and ending on the date prior to the Ex-Dividend Date with respect to the cash dividend to which this provision is being applied (except that if no other cash dividend has had an Ex-Dividend Date occurring in such period, the period for calculating the average of the Closing Prices shall be the period commencing 365 days prior to the date immediately prior to the Ex-Dividend Date with respect to the cash dividend to which this provision is being applied), such cash dividend together with each other cash dividend with an Ex-Dividend Date occurring in such 365-day period that is aggregated with such cash dividend in accordance with this paragraph shall be deemed to be an Extraordinary Cash Dividend.

     The adjustment pursuant to the foregoing provisions of this Section 6.1(c) shall be made successively whenever any distribution to which this Section 6.1(c) applies is made, and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution. Shares of Common Stock owned by or held for the account of the Company or any majority owned subsidiary shall not be deemed outstanding for the purposes of any such adjustment.

          (d) In the event that this Section 6.1 requires adjustments to the Exercise Price and number of Shares purchasable under more than one of clause
(iv) of the first sentence of Section 6.1(a), Section 6.1(b) or Section 6.1(c), and the record dates for the distribution giving rise to such adjustments shall occur on the same date, then such adjustments shall be made by applying, first, the provisions of Section 6.1(a), second the provisions of Section 6.1(c) and, third, the provisions of Section 6.1(b).

          (e) No adjustment in the Exercise Price shall be required if the amount of such adjustment shall be less than 40 cents per Share; provided,
                                                                 --------
however, that any adjustments which by reason of this subsection (e) are not
-------
required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6.1 shall be made to the nearest cent or to the nearest one-hundredth of a Share, as the case may be.

          (f) In any case in which this Section 6.1 shall require that an adjustment in the Exercise Price be made effective as of the record date for a specified event, the Company may elect to defer until the occurrence of such event (x) issuing to the holder of any Warrant exercised after such record date the Shares, if any, issuable upon such exercise over and above

___________
[*] Confidential Treatment Requested.

the Shares, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment and (y) paying to such holder cash or its check in lieu of any fractional interest to which such holder would be entitled pursuant to Section 6.2; provided, however, that the Company shall
                                  --------  -------
deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Shares and such cash upon the occurrence of the event requiring such adjustment.

          (g) Upon each adjustment of the Exercise Price as a result of the calculations made in subsections (a), (b), (c) or (i) of this Section 6.1, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Shares (calculated to the nearest hundredth) obtained by (A) multiplying the number of Shares purchasable upon exercise of a Warrant prior to adjustment of the number of Shares by the Exercise Price in effect prior to adjustment of the Exercise Price and (B) dividing the product so obtained by the Exercise Price in effect after such adjustment of the Exercise Price.

          (h) If the Company consolidates with or merges into, or transfers (other than by mortgage or pledge) its properties and assets substantially as an entirety to, another Person or the Company is a party to a merger or binding share exchange which reclassifies or changes its outstanding Common Stock, the Company (or its successor in such transaction) or the transferee of such properties and assets shall make appropriate provision so that each Warrant then outstanding shall thereafter be exercisable, upon the terms and conditions specified in this Agreement, for the kind and amount of securities, cash or other assets receivable upon such transaction by a holder of the number of Shares purchasable upon exercise of such Warrant immediately before the effective date of such transaction (assuming, to the extent applicable, that such holder failed to exercise any rights of election with respect thereto, and received per Share the kind and amount of securities, cash or other assets received per share of Common Stock by a plurality of the nonelecting shares of Common Stock); and in any such case, if necessary, the provisions set forth in this Section 6.1 with respect to the rights and interests thereafter of the holders of the Warrants shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any such other securities or assets thereafter deliverable on the exercise of the Warrants. The subdivision or combination of the Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock shall not be deemed to be a reclassification of the Common Stock for the purposes of this subsection. The Company shall not effect any such consolidation, merger, transfer or binding share exchange unless prior to or simultaneously with the consummation thereof the successor (if other than the Company) resulting from such consolidation or merger or the Person purchasing such assets or other appropriate Person shall assume, by written instrument, the obligation to deliver to the holder of each Warrant such securities, cash or other assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations under this Agreement.

          (i) The Company may make such reductions in the Exercise Price, in addition to those required by subsections (a), (b) and (c) of this Section 6.1, as it shall in its sole discretion determine to be advisable.

     6.3  Fractional Shares.  If the number of Shares purchasable upon the
          -----------------
exercise of each Warrant is adjusted pursuant to of Section 6.1(g), the Company shall nonetheless not be required to issue fractions of Shares upon exercise of the Warrants or to distribute share certificates which evidence fractional Shares. In lieu of fractional Shares, there shall be paid to the Registered Holders at the time such Warrants are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a Share. For purposes of this Section 6.2, the current market value of a Share shall be the Closing Price of a Share for the Trading Day immediately prior to the date of such exercise.

     6.4  Notices to Warrantholders.
          -------------------------

          (a) Upon any adjustment of the Exercise Price pursuant to Section 6.1, the Company within 20 days thereafter shall cause to be given to each Registered Holder written notice of such adjustment setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Shares (or portion thereof) purchasable upon exercise of a Warrant after such adjustment in the Exercise Price. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the provisions of Section 6.3(b).

          (b)  In case:

               (i) the Company shall authorize the issuance to all holders of Common Stock of rights or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

               (ii) the Company shall authorize the distribution to all holders of Common Stock of evidences of its indebtedness or assets (other than dividends payable in Common Stock); or

               (iii) of any consolidation, merger or binding share exchange to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company as, or substantially as, an entirety, or of any reclassification or change of outstanding Shares issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or

               (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

               (v) the Company proposes to take any action (other than actions of the character described in Section 6.1(a), except as required under (iii) above) which would require an adjustment of the Exercise Price pursuant to
Section 6.1;

then the Company shall cause to be given to each Registered Holder at least 20 days (or 10 days in any case specified in clauses (i) or (ii) above) prior to the applicable record or effective date hereinafter specified, a written notice stating (x) the date as of which the holders of record of Common Stock to be entitled to receive any such rights, warrants or distribution are to be determined, or (y) the date on which any such consolidation, merger, binding share exchange, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, binding share exchange, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 6.3(b) or any defect therein shall not affect the legality or validity of any distribution, right, warrant, consolidation, merger, binding share exchange, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any such action.

                                  SECTION VII

     7.1  Loss or Mutilation. Upon receipt by the Company of evidence reasonably
          ------------------
satisfactory to it of the ownership, and the loss, theft, destruction or mutilation, of a Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of such Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

     7.2  No Rights or Liabilities as Stockholder. Nothing contained in this
          ---------------------------------------
Agreement or in any Warrant shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders for the election of directors of the Company or any other matter or any rights whatsoever as shareholders of the Company.

     7.3  Governmental Approvals; Regulatory Compliance; Standstill Period.
          ----------------------------------------------------------------

          (a) The Company shall from time to time take all action that may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and filings under federal and state laws or with any securities exchange or association on which the Common Stock is listed, which may be or become requisite in connection with the issuance, sale, transfer and delivery of the Warrants, the exercise of the Warrants and the issuance, sale, transfer and delivery of the Shares issued upon exercise of the Warrants; provided, however, the foregoing shall not be
                          --------  -------
construed to impose upon the Company any obligation to register the issuance to or resale by the Registered Holder of the Shares under the Securities Act or any state securities laws.

          (b) Without limiting the generality of the foregoing, in the event that the Company or any Registered Holder reasonably believes that the purchase of shares of Common Stock to satisfy the Second Vesting Condition or the exercise of a Warrant and issuance of Shares acquirable upon such exercise requires prior compliance with the HSR Act and Rules, then any such purchase or exercise shall be contingent upon such prior compliance and, in the case of the Warrant exercise shall, subject to effecting such compliance, be effective as of the Exercise Date. In the event that compliance with the HSR Act and Rules with respect to a

Warrant exercise is effected after the Expiration Date, such expiration of the Warrant shall not affect the Registered Holder's right to exercise in accordance with a notice of exercise delivered to the Company in compliance with Section
3.2 prior to such Expiration Date. To effect such compliance, the Company and the applicable Registered Holder will, promptly following receipt by the Company of such Registered Holder's notice of exercise or other written request, use their respective commercially reasonable efforts to make all filings necessary to cause the expiration or termination of any applicable waiting period under the HSR Act and Rules. Each of the Company and each Registered Holder shall bear and pay the costs or expenses that it incurs in complying with this Section 7.3, except that each of the Company and the applicable Registered Holder shall pay one half of any fee payable to the Federal Trade Commission or the Department of Justice (or any other governmental body then having jurisdiction with respect to the HSR Act and Rules) in connection with the filing of any reports under the HSR Act and Rules.

          (c) Notwithstanding the foregoing, during the period commencing on the date hereof and expiring on the day, corresponding to the date hereof, in the [*] following the date hereof or, if earlier, the date as of which [*] and [*] are relieved of their obligations pursuant to this Section 7.3(c) ([*]), [*] and [*] will not and will not permit any Person of which either of them is the ultimate parent within the meaning of the HSR Act and Rules to purchase or otherwise acquire any shares of Common Stock or other voting securities of the Company the acquisition of which would result in the acquiring person (within the meaning of the HSR Act and Rules) owning [*] of the Common Stock or other voting securities of the Company (as determined pursuant to [*]. The [*] will expire on such earlier date, if any, on which (i) the Company has advised [*] and [*] that it is releasing them from their obligations hereunder, or (ii) another Person makes an offer to the Board of Directors of the Company or to the Company's stockholders to acquire [*] of the Common Stock of the Company (whether by tender or exchange offer, merger, consolidation, binding share exchange or otherwise), and the Company [*].

     7.4  Mechanics and Effects of Transfer.  An assignment, conveyance or other
          ---------------------------------
transfer of any Warrant or the rights hereunder shall be made on the books of the Company maintained for such purpose at the principal office of the Company upon surrender of any such Warrant together with a properly completed assignment in the form of Exhibit 2 to the forms of Warrant attached hereto duly executed by the Registered Holder. Upon any such registration of transfer, a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled. Notwithstanding the foregoing, the Warrant and the rights under this Agreement may not be assigned, conveyed or transferred unless (i) such assignment, conveyance or transfer complies with all applicable securities laws and the provisions of this Agreement, including Section 7.5, and (ii) the transferee agrees in writing to be bound by the terms of this Agreement, including the restrictions set forth in Section 7.5.

     7.5  Lockup.  If the Warrants vest, then the Warrants, the Qualifying
          ------
Shares and the Shares purchased upon exercise of the Warrants may not be sold, assigned or otherwise transferred to any Person (i) in the case of the Warrants, during the Exercise Period, (ii) as to any Qualifying Shares, during the period commencing on (x) in the case of any such Qualifying Shares purchased prior to the Initial Vesting Date, the Initial Vesting Date and (y) in the case of

__________
[*] Confidential Treatment Requested.

any other Qualifying Shares, the date such Qualifying Share is purchased, and ending on the corresponding day in the [*] following the Initial Vesting Date or the applicable purchase date, as applicable (or, if there is no such corresponding day in such [*], then the last day of such [*]) and (iii) as to any Shares, during the period commencing on the date such Share is first issued ("Issue Date") and ending on the corresponding day in the [*] following the Issue Date (or, if there is no such corresponding day in such [*], then the last day of such [*]), except that a Registered Holder may transfer its Warrant, any Shares purchased thereunder and any Qualifying Shares (x) to an Affiliate of such Registered Holder that agrees in writing to be bound by the terms of this Agreement and (y) to a Person that is not an Affiliate of such Registered Holder pursuant to a public offer made by such Person to acquire 50% or more of the outstanding shares of Common Stock. Further, if any designated Holder desires to pledge any of the Warrants, any Qualifying Shares or any Shares, then it shall be a condition to the effectiveness of any such pledge during the applicable of the foregoing periods that the pledgee agree in writing to be bound by the provisions of this Section 7.5 as if it were the pledgor hereunder.

     7.6  Legends; Notations.
          ------------------

          (a) The certificates evidencing the Warrants and the Shares shall be imprinted with conspicuously noted legends substantially in the form of the legends set forth on the form of Warrants annexed as Exhibit A and Exhibit B and any legend required by any applicable state securities law.

          (b) The Company shall make a notation on its stock books regarding the restrictions on transfer of the Warrants and Shares required by applicable securities and other laws and imposed pursuant to this Agreement and will transfer securities on the books of the Company only to the extent not inconsistent therewith. Without limiting the generality of the foregoing, the Company shall refuse to register any transfer of the Warrants or Shares not made in accordance with the registration requirements of the Securities Act or pursuant to an applicable exemption from registration under the Securities Act.

                                 SECTION VIII

     8.1  Notices.  Any notice required or permitted under this Agreement shall
          -------
be in writing and shall be delivered by hand or overnight courier service or by certified or registered mail, postage prepaid, return receipt requested, or by telecopier (answer back received), to the applicable party at its address set forth below (or to such other address or attention of such other Person as any party shall advise the other parties in writing). Notice shall be deemed given upon actual receipt thereof.

     To the Company:               Gemstar International Group Limited
                                   135 North Los Robles Avenue, Suite 800
                                   Pasadena, California 91101
                                   Telecopier No.: (626) 792-4051
                                   Attention: President

__________
[*] Confidential Treatment Requested.

                                   (with a copy similarly addressed to the
                                   attention of the Legal Department)

     With a copy to:               O'Melveney & Myers
                                   610 Newport Center Drive
                                   Newport Beach, California 92660
                                   Telecopier No.: (714) 669-6994
                                   Attention: David Krinsky

     To [*]:                       [*]
                                   Attention: President
                                   (with a copy similarly addressed to the
                                   attention of the Legal Department)

     With a copy to:               Baker & Botts, L.L.P.
                                   599 Lexington Avenue
                                   New York, New York 10022
                                   Telecopier No: (212) 705-5125
                                   Attention: Elizabeth M. Markowski, Esq.

     To [*]:                       [*]
                                   Attention: President - [*]
                                   (with a copy similarly addressed to the Legal Department)


     With a copy to:               Baker & Botts, L.L.P.
                                   599 Lexington Avenue
                                   New York, New York 10022
                                   Telecopier No: (212) 705-5125
                                   Attention: Elizabeth M. Markowski, Esq.

     8.2  Severability.  If any provision of this Agreement is held by a court
          ------------
of competent jurisdiction to be invalid, illegal or unenforceable, that provision will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the validity, legality and enforceability of the remaining provisions shall in no way be affected, impaired or invalidated.

     8.3  Headings. The headings set forth in this Agreement are for convenience
          --------
of reference only and shall not be deemed to constitute a part hereof.

__________
[*] Confidential Treatment Requested.

     8.4  Governing Law.  This Agreement and the Warrants shall be construed and
          -------------
enforced in accordance with, and governed by, the internal laws of the State of Delaware, notwithstanding any otherwise applicable conflicts of laws principles.

     8.5  Successors and Assigns; No Third Party Beneficiaries.  This Agreement
          ----------------------------------------------------
and the rights and obligations set forth herein shall inure to, and shall be binding upon, the Company and each of the Registered Holders and each of their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under, or by reason of, this Agreement, except as expressly provided in this Agreement.

     8.6  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the Company and the Registered Holders have executed this Agreement as of January 19, 1998.

                                   [*]

                                   By: /s/ [*]
                                       -------------------------------
                                       Name:   [*]
                                       Title:  CEO

                                   [*]

                                   By: /s/ [*]
                                       -------------------------------
                                       Name:  [*]
                                       Title: President

                                   [*]

                                   By: /s/ [*]
                                       -------------------------------
                                       Name:
                                       Title:

___________
[*] Confidential Treatment Requested.